Exhibit 10.55
Execution Copy
JOINDER AND AMENDMENT NO. 1 TO
FORBEARANCE AGREEMENT
     THIS JOINDER AND AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into at Columbus, Ohio, as of March 31, 2008 (the “Amendment Effective Date”), by and among the BORROWERS listed on Schedule 1 hereto (each, a “Borrower” and collectively, the “Borrowers”), FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware corporation (“FCMC” or “Guarantor”) and THE HUNTINGTON NATIONAL BANK (“Huntington” or “Lender”). This Amendment amends and modifies a certain Forbearance Agreement and Amendment to Credit Agreements dated as of December 28, 2007 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Forbearance Agreement”), by and among the Borrowers (other than the Additional Subsidiaries), FCMC and Lender. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Forbearance Agreement.
RECITALS:
     A. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries), FCMC and Lender executed the Forbearance Agreement amending and restating the terms of certain extensions of credit to the Borrowers and FCMC, as applicable; and
     B. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (A Note) in the original principal sum of $600,000,000 (the “Tranche A Note”); and
     C. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (B-1 Note) in the original principal sum of $79,051,123.50 (the “Tranche B-1 Note”); and
     D. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (B-2 Note) in the original principal sum of $79,051,123.50, the original outstanding principal balance of which was ultimately confirmed to be $61,110,686.61, pursuant to a certain letter agreement dated January 11, 2008 (the “Tranche B-2 Note”); and
     E. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (B-3 Note) in the original principal sum of $79,051,123.50 (the “Tranche B-3 Note”); and
     F. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (B-4 Note) in the original principal sum of $79,051,123.50 (the “Tranche B-4 Note”); and

     G. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (B-5 Note) in the original principal sum of $25,000,000 (the “Tranche B-5 Note”); and
     H. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (C Note) in the original principal sum of $125,000,000 (the “Tranche C Note”); and
     I. As of December 28, 2007, the Borrowers (other than the Additional Subsidiaries) executed and delivered to Lender, inter alia, an Amended and Restated Promissory Note (D Note) in the original principal sum of $5,000,000 (the “Tranche D Note” and together with the Tranche A Note, the Tranche B-1 Note, the Tranche B-2 Note, the Tranche B-3 Note, the Tranche B-4 Note, the Tranche B-5 Note, and the Tranche C Note, collectively, the “Notes”); and
     J. Lender has required all Subsidiaries of FCMC to be parties to the Forbearance Agreement, the Notes and the other Loan Documents, and Rontex 1617 Corporation, Juniper Corp., Newport 50 Corporation, Fort 100 Corporation, Fort 100 B Corporation, Tribeca Funding Corporation, Six Harrison Corporation, Hudson Management Corporation, New Haven 58 Corporation, Norwich 42 Corporation, Island 52 Corporation, Flow 2007 E Corp. and Emgold 57 Corp. (the “Additional Subsidiaries” and individually, an “Additional Subsidiary”) are each a Subsidiary of FCMC and are not parties signatory to the Forbearance Agreement, the Notes or other Loan Documents previously and desire to join as Borrowers to the Forbearance Agreement, the Notes and the other Loan Documents; and
     K. FCMC and the applicable Borrowers have failed to comply with certain provisions of Section 11, “Certain Post-Closing Deliverables,” of the Forbearance Agreement by failing to deliver certain financial statements, schedules, documents and other items as required by the Forbearance Agreement, and Section 12(d), “Interest Coverage Ratios,” of the Forbearance Agreement for the monthly period ending January 31, 2008, by failing to maintain a minimum ratio of Adjusted EBITDA to Interest Expense, as required by the Forbearance Agreement (collectively, the “Identified Forbearance Defaults”), and each of the Acknowledged Defaults are continuing; and
     L. FCMC and the Borrowers have requested that Lender (i) join the Additional Subsidiaries as Borrowers and parties to the Forbearance Agreement and the other Loan Documents, (ii) extend an additional period of forbearance in respect of the Static Loans, (iii) extend additional credit to Borrowers pursuant to Tranche D, (iv) amend and modify certain terms and covenants in the Forbearance Agreement, (v) adjust the Interest Period, the Interest Rate, and the Payment Date with respect to interest on the Tranche C, and (vi) extend the time periods or modify the requirements for FCMC and the Borrowers to satisfy certain post-closing deliverables composing the Identified Forbearance Defaults, and Lender is willing to do so upon the terms and subject to the conditions contained herein.
     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

     1. Joinder. Each Additional Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Additional Subsidiary will be a Borrower under the Forbearance Agreement, each Note and other Loan Document and shall have all of the obligations of a Borrower thereunder as if it had executed the Forbearance Agreement each Note and other Loan Document. Each Additional Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Forbearance Agreement, each Note and other Loan Document, including without limitation (a) all of the representations and warranties of the Borrowers set forth in Section 9 of the Forbearance Agreement, and (b) all of the covenants set forth in Section 12 of the Forbearance Agreement.
     2. Extension of Forbearance for Static Loans. Absent the occurrence and continuance of a Forbearance Default, prior to July 31, 2008, Lender agrees not to initiate collection proceedings or exercise its remedies under the Loan Documents in respect of any Static Loan against Guarantor, any Borrower or any Collateral or elect to have interest accrue under the respective Loan Documents at the stated rate applicable after default.
     3. Definitions Amended. The definitions of “Interest Period,” “Interest Rate,” “Payment Date,” “Tranche C Collections Amount,” “Tranche D” and “Tranche D Commitment” set forth in Section 2, “Certain Defined Terms,” of the Forbearance Agreement are hereby amended to recite as follows:
“Interest Period” shall mean, with respect to any Advance, (i) initially, the period commencing on any funding date with respect to such Advance and ending on the calendar day prior to the Payment Date of the next succeeding month (except with respect to a Tranche C Advance, as to which the “Interest Period” shall commence on the Tranche C Accrual Date) (ii) thereafter, each period commencing on the Payment Date of one month and ending on the calendar day prior to the Payment Date of the next succeeding month; provided, that if any Interest Period would otherwise expire on a day which is not a business day, such Interest Period shall be extended to the next succeeding business day; provided, however, that if such next succeeding business day occurs in the following calendar month, then such Interest Period shall expire on the immediately preceding business day, and provided further that interest shall continue to accrue on all amounts due and payable hereunder that remain unpaid on the applicable Termination Date until such time as such amounts are paid in full.
“Interest Rate” shall mean, for each day in respect of (a) the Tranche A Advances, the Tranche B Advances or the Tranche D Advances, as applicable, a per annum rate equal to LIBOR for that day plus the relevant Applicable Margin, and (b) the Tranche C Advances, a rate of 20% per annum.
“Payment Date” shall mean either (a) the fifth (5th) day of each calendar month or, if such day is not a business day, the next succeeding business day, or (b) in the case of the final Payment Date for the Tranche A Advances, the Tranche B Advances, the Tranche C Advances or the Tranche D Advances, the Tranche A Termination Date, the Tranche B Termination Date, the

Tranche C Termination Date or the Tranche D Termination Date, respectively; provided, however, payments of interest accrued on the Advances shall commence on February 5, 2008 (except with respect to the Tranche C Advances, which shall commence on the first Payment Date following the Tranche C Accrual Date). If the due date of any payment due in respect to any Advance shall be a day that is not a business day, such due date shall be extended to the next succeeding business day; provided, however, that if such next succeeding business day occurs in the following calendar month, then such due date shall be the immediately preceding business day.
“Tranche C Collections Amount” shall mean, with respect to any Payment Date and the portion of the Applicable Collections Amount for such Payment Date remaining after giving effect to the payments provided in clauses first through eleventh of Section 5(d), (i) 90% of such remaining Applicable Collections Amount for so long as FCMC is continuing to service the Mortgage Loans pledged as Collateral, and (ii) otherwise 100% of such remaining Applicable Collections Amount if FCMC is no longer servicing such Mortgage Loans until all Tranche C Advances are paid in full.
“Tranche D” shall mean (i) a revolving credit facility to Borrowers in the maximum principal sum outstanding at any time of $10,000,000, and, in addition, (ii) a Letter of Credit facility pursuant to which Lender in its discretion may issue Letters of Credit for the account of FCMC, Tribeca or any other Borrower; provided that Letter of Credit Exposure shall at no time exceed $5,500,000.
“Tranche D Commitment” shall mean as to Lender, subject to the terms and conditions of this Agreement, the commitment of Lender to (i) fund Tranche D Advances up to $10,000,000 outstanding at any time under the revolving credit portion of Tranche D and (ii) issue Letters of Credit; provided that Letter of Credit Exposure shall at no time exceed $5,500,000.
     4. Definitions Added. The following defined terms are hereby added to Section 2, “Certain Defined Terms,” of the Forbearance Agreement in their correct alphabetical order and shall recite as follows:
“Amendment No. 1” shall mean a certain Joinder and Amendment No. 1 to Forbearance Agreement dated as of March 31, 2008.
“Reserves” shall mean such reserves as Lender reasonably deems appropriate to establish in such amounts, and with respect to such matters, as Lender in its good faith discretion shall deem necessary or appropriate, including without limitation, reserves with respect to (i) sums that FCMC or any Borrower is required to pay pursuant to its contractual obligations (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases), (ii) Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law in and to an item of Collateral, and (iii) up to $5,000,000 at any time as a reserve for the payment of any Required Payment or interest under any Advance, or any fees or expenses owing or anticipated to be owing to Lender under the terms of any Loan Document.
“Tranche C Accrual Date” shall mean the first Business Day following payment in full satisfaction of all outstanding amounts under the Tranche A Note and shall be the date upon which interest shall begin to accrue on the Tranche C Note.
     5. Amendments to Tranche D Provisions. New subsections (iv) and (v) are hereby added to Paragraph (d), “Tranche D Advances,” of Section 3, “Amended and Restated Advances,” of the Forbearance Agreement and shall recite as follows:
(iv) The proceeds of each Tranche D Advance under the revolving portion of Tranche D shall be used (x) in an amount up to $1,000,000 shall be designated for use by Tribeca to assure that certain state licensing requirements of Tribeca are met (including without limitation, “wet funding” of qualified Mortgage Loans) (y) for the working capital and general corporate needs of each Borrower as Lender shall advance in its sole discretion and (z) to enable FCMC, Tribeca or a Borrower to purchase real property in which such Person has a Lien, whether by foreclosure, trustee’s sale, power of sale or other involuntary arrangement or pursuant to a deed-in-lieu of foreclosure or other voluntary conveyance arrangement (including without limitation paying indebtedness secured by a prior Lien on such real property) and to pay expenses of any such voluntary or involuntary arrangement with respect to such real property; provided, however that FCMC, Tribeca or such Borrower (A) has presented to Lender at least fifteen (15) days prior to any such proposed date for foreclosure sale or purchase an analysis satisfactory to Lender concerning any such proposed purchase and disbursements and a draw request for a Tranche D Advance, and (B) Lender has provided its prior written consent to such purchase of real estate and disbursements related thereto. Each Tranche D Advance relating to any Letter of Credit shall be used to solely assure that all state licensing requirements of the applicable Borrower are met.
(v) Upon the request of Lender, within five (5) Business Days after the acquisition of any REO Property by FCMC or any Subsidiary, FCMC shall, and shall cause each such Subsidiary to execute and deliver to the Lender a mortgage, deed of trust, assignment or other appropriate instrument evidencing a Lien in favor of Lender upon any such REO Property, together with such title policies, certified surveys, environmental reports, local counsel opinions and such other property assurances, agreements, documents and instruments which Lender deems necessary or desirable, and to be subject only to (i) Liens in favor of Lender and (ii) such other Liens as Lender may reasonably approve, it being understood that the granting of such additional security for the Obligations is a material inducement to the execution and delivery of this Agreement by Lender.

     6. RESERVED.
     7. Amendments to Section 5. Section 5, “Payments of Interest and Principal on the Advances,” of the Forbearance Agreement is hereby amended to recite in its entirety as follows:
          5. Payments of Interest and Principal on the Advances.
               (a) Interest on the Advances; PIK Interest.
               (i) The Borrowers shall pay to Lender interest on the aggregate outstanding principal amount of the Advances of each Tranche for the period from and including the respective dates of such Advances (except in the case of the Tranche C Advance as to which it shall pay interest from the Tranche C Accrual Date) to but excluding the respective dates such Advances are paid in full, in each case at a rate per annum equal to the applicable Interest Rate. Notwithstanding the foregoing, the Borrowers shall pay to Lender interest at the applicable Post-Default Rate (i) on the outstanding principal amount of any Advances during any period when any Forbearance Default has occurred and is continuing and (ii) on any interest or amount (other than principal of any Advance) payable by the Borrowers hereunder or under any applicable Note that shall not be paid in full when due, for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued and unpaid interest on each Advance shall be payable monthly on each Payment Date and on the Tranche A Termination Date, Tranche B Termination Date, Tranche C Termination Date, or Tranche D Termination Date, as applicable, except that interest payable at the applicable Post-Default Rate shall accrue daily and shall be payable promptly upon demand.
               (ii) Anything contained in Section 5 (a)(i) to the contrary notwithstanding, Guarantor, on behalf of the Borrowers, has elected as of the Forbearance Effective Date and Lender has consented thereto, to pay the accrued and unpaid interest due in respect of the Tranche C Advances from and after the date that such interest begins to accrue on the Tranche C Accrual Date by adding the amount thereof to the outstanding principal amount of the Tranche C Advances (any such interest in respect of the Tranche C Advances that is so added to the outstanding principal amount of the Tranche C Advances being “PIK Interest”). Upon request of Lender, Borrowers will execute and deliver to Lender an additional Tranche C Note for the amount of such PIK Interest or a replacement Tranche C Note in a face amount equal to the then outstanding principal sum, plus the amount of such PIK Interest; provided, however, the failure of Lender to request that the Borrowers execute, or the failure of the Borrowers to provide, any such additional Tranche C Note shall in no way affect the Borrowers obligation to pay any such PIK Interest at the time and in the manner of other Tranche C Advances.

     (b) Scheduled Principal Payments in Respect of Tranche A Advances and Tranche B Advances, Principal Payments. On each Payment Date in respect of the Tranche A Advances and the Tranche B Advances, the Borrowers shall pay to Lender, the Minimum Tranche A Payment Amount and the Minimum Tranche B Payment Amount, as applicable, for such Payment Date. The Borrowers shall pay all remaining amounts of Tranche C Advances and Tranche D Advances as set forth in paragraphs (d) and (e) below and on the applicable Termination Date.
     (c) Payment Date Reports. No later than two business days prior to each Payment Date, Lender shall provide to Guarantor a report stating (i) the amount of interest due for the current Interest Period pursuant to Section 5(a), separately stated for the applicable Tranche A Advances, the Tranche B Advances, the Tranche C Advances, if applicable, and the Tranche D Advances, (ii) the Minimum Tranche A Payment Amount and the Minimum Tranche B Payment Amount for such Payment Date, and (iii) if such Payment Date occurs on a Termination Date, the aggregate outstanding principal amount of the Tranche A Advances, Tranche B Advances, Tranche C Advances and/or Tranche D Advances, as applicable; provided, that the failure of Lender to make any such report shall not affect the obligations of the Borrowers to make payment when due of any amount owing hereunder or under any Note in respect of the related Advances.
     (d) Collateral Collection. Without in any way limiting the obligations of the Borrowers to make the payments of principal and interest that are required to be made in respect of the Advances pursuant to Sections 5(a) and 5(b) (with respect to any Payment Date, the “Required Payments”), the Borrowers hereby authorize and direct Lender, on each Payment Date, to apply all Collections received from and after the immediately preceding Payment Date (or, in the case of the first Payment Date, from and after the Forbearance Effective Date) to but excluding such Payment Date (the aggregate amount of such Collections, minus any Reserves established during such period, being the “Applicable Collections Amount” in respect of such Payment Date) in the following order of priority:
first, to the payment of interest on the Tranche A Advances as calculated for such Payment Date;
second, to the payment of interest on the Tranche B Advances as calculated for such Payment Date;
third, to the payment of interest on the Tranche D Advances as calculated for such Payment Date;
fourth, to the payment of amounts constituting additional periodic payments of interest required under any Interest Rate Hedge Agreement to Lender in full;

fifth, to pay any Letter of Credit Facing Fee or Letter of Credit Fee;
sixth, to pay the Minimum Tranche A Payment Amount for such Payment Date;
seventh, to pay the Minimum Tranche B Payment Amount for such Payment Date;
eighth, to prepay the outstanding principal amount of the Tranche A Advances until the same are paid in full, with such prepayments being applied in the inverse order of maturity to the remaining Minimum Tranche A Payment Amounts;
ninth, to prepay the outstanding principal amount of the Tranche B Advances until the same are paid in full, with such prepayments being applied in the order set forth in the definition of Minimum Tranche B Payment Amounts;
tenth, to any unpaid amounts on the Static Loans;
eleventh, on a pro rata basis to repay Tranche D Advances in full, Letter of Credit Exposure in full and any Obligations (other than payments constituting additional periodic payments of interest payable under item “fourth” above) under any Interest Rate Hedge Agreement to Lender in full;
twelfth, to the payment of PIK Interest on the Tranche C Advances as calculated for such Payment Date;
thirteenth, to the extent of the applicable Tranche C Collections Amount, to pay the outstanding interest and principal amount of the Tranche C Advances until the same are paid in full, with such payments being applied first to any outstanding PIK Interest in respect of the Tranche C Advances and thereafter to the remaining principal amount thereof; and
fourteenth, to pay any unpaid Tribeca Advances until paid in full and then to Guarantor for the benefit of the Borrowers.
All Collections in respect of the Static Loans shall be applied pursuant to the terms of the Franklin Master Agreement. Furthermore, notwithstanding the foregoing applications of Collections, all Collections arising from the sale, lease or other disposition of REO Property purchased or acquired with any Tranche D Advance shall be used first to repay the principal of the revolving credit portion of any such Tranche D Advance until the same is paid in full and then applied pursuant to clauses first through fourteenth of this Section 5(d).

     8. Amendments to Financial Reporting. Paragraph (c) of Section 10, “Financial Statements,” of the Forbearance Agreement is hereby amended to recite as follows:
     (c)(i) as soon as available and in any event within 30 days after the end of each monthly fiscal period of each fiscal year of Guarantor, (A) the consolidated balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such period and (B) the related unaudited consolidated statements of income and retained earnings for Guarantor and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, and (C) accompanied by a certificate of the chief financial officer of Guarantor, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Guarantor and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments) and shall contain a calculation of the financial covenants contained in Section 12 (d);
     (ii) as soon as available and in any event within 20 days after the end of each monthly fiscal period of each fiscal year, a thirteen (13) consecutive week statement of Guarantor and its Subsidiaries projecting prospective cash receipts and cash payments, disbursements and advances for the 13 week consecutive period beginning on the first day after such month-end; and
     (iii) as soon as available and in any event within 20 days after the end of each monthly fiscal period of each fiscal year of Guarantor, a schedule of REO Properties in form satisfactory to Lender.
     9. Post-Closing Items. Section 11, “Certain Post-Closing Deliverables,” of the Forbearance Agreement is hereby amended to recite in its entirety as follows:
     11. Certain Post-Closing Deliverables.
     FCMC and the Borrowers shall comply with each requirement set forth on Schedule 11 to Amendment No. 1 within the time period specified therein (or such later date as Lender may agree in writing). Each Borrower and FCMC agree to deliver to Lender, on a post-closing basis, the items described in Schedule 11 attached to Amendment No. 1, each in form and content satisfactory to Lender (the “Post-Closing Items”). Each Borrower and FCMC agree to deliver the Post-Closing Items to Lender no later than the time periods specified in Schedule 11 (or such later date as Lender may agree in writing). The failure to deliver any Post-Closing Item by the required date shall constitute a Forbearance Default. Upon Lender’s demand therefor, each Borrower and FCMC will indemnify, protect, defend and hold harmless Lender for and against all losses, damages, and expenses incurred by Lender arising from or relating to FCMC’s or any Borrower’s failure to deliver any Post-Closing Item in accordance with Amendment No. 1.

     10. Amendment to Financial Covenants. The first sentence of Paragraph (d), “Interest Coverage Ratios,” of Section 12, “Covenants,” of the Forbearance Agreement is hereby amended to recite as follows:
     (d) Interest Coverage Ratios. Until such time as all Tranche A Advances and Tranche B Advances are indefeasibly paid in full, Guarantor and each Subsidiary, on a consolidated basis, shall maintain for each quarterly period (i) a ratio of Adjusted EBITDA to Adjusted Interest Expense of not less than 1.25 to 1.00, and (ii) a ratio of Adjusted EBITDA to Interest Expense of not less than 1.05 to 1.00, with each such ratio being determined (A) beginning March 31, 2008, and continuing as of the end of each quarter through and including September 30, 2008, as of the end of each such quarter for the period from January 1, 2008, through the end of such quarter of determination (on a year-to-date basis), and (B) beginning December 31, 2008, and continuing as of the end of each quarter thereafter, for the most recently-ended twelve consecutive (12) month period ending on such date.
     11. Waiver of Identified Forbearance Defaults. Lender hereby waives the Identified Forbearance Defaults for the period through and including March 31, 2008.
     12. Consent to Certain Originations. Pursuant to the first sentence of Section 12 (g) of the Forbearance Agreement, Lender hereby consents to FCMC, Tribeca or any Borrower originating any Mortgage Loan in order to refinance any existing Mortgage Loan in which FCMC or any Borrower has an interest which Lender has approved for purchase and subsequent sale in the secondary market or which Lender determines are qualified for purchase by Fannie Mae (formerly known as the Federal National Mortgage Association) or Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), or any successor of either of the foregoing; provided that the proceeds of any such refinancing or Mortgage Loan are paid to Lender for application pursuant to Section 5 (d) of the Forbearance Agreement.
     13. Replacement of Schedule 1. Schedule 1 to the Forbearance Agreement is hereby amended and replaced with the Schedule 1 attached to this Amendment.
     14. Addition of Schedule 11. Schedule 11 to the Forbearance Agreement is hereby attached to this Amendment as Schedule 11.
     15. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
     (a) Lender shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of Lender and its counsel, containing such information requested by Lender and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to Lender, each of the following Loan Documents:

(i)	Three duly executed copies of this Amendment;

(ii)	Second Amended and Restated Promissory Note (D Note) in the amount of $10,000,000;

(iii)	Joinder to Security Agreement by Additional Subsidiaries;

(iv)	Resolutions of the Additional Subsidiaries;

(v)	Concurrence of M & I;
     (b) Lender shall have received a fee in respect of this Amendment in the amount of $10,000.00; and
     (c) The representations contained in the immediately following paragraph shall be true and accurate.
     16. Representations and Warranties. Each Borrower and FCMC represent and warrant to Lender as follows: except in respect of the Acknowledged Defaults, (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of such Borrower and FCMC in the Forbearance Agreement and in any other Loan Document is true and correct in all respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by such Borrower and FCMC of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and FCMC and will not violate any Constituent Document (as defined below) of such Borrower and FCMC; (c) this Amendment has been duly executed and delivered by such Borrower and FCMC, and each of this Amendment, the Forbearance Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of such Borrower and FCMC, enforceable against such Borrower and FCMC in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute a Forbearance Default. “Constituent Document” means with respect to any entity, each of (i) the articles or certificate of incorporation or organization or partnership agreement (or equivalent organizational documents) of such entity, (ii) the regulations, by-laws or operating agreement (or equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount or relative rights, limitations and preferences of any class or series of capital stock, warrants, options or other equity interests.
     17. Ratification and Reaffirmation. Each Borrower and FCMC agree (i) that all the obligations, indebtedness and liabilities of such Borrower and FCMC to Lender under the Forbearance Agreement are the valid and binding obligations of such Borrower and FCMC respectively; (ii) that the obligations, indebtedness and liabilities of such Borrower and FCMC evidenced by each Note executed and delivered by the each Borrower are valid and binding without any present right of offset, claim, defense or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to Lender as security for all obligations and liabilities of each Borrower and FCMC under the Forbearance Agreement and the Notes are valid and binding and are hereby ratified and confirmed in all respects.

     18. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Forbearance Agreement to “Forbearance Agreement and Amendment to Credit Agreements,” “Forbearance Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Forbearance Agreement, shall mean and be a reference to the Forbearance Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Forbearance Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which Lender may have hereunder or thereunder. Nothing in this Amendment shall constitute an novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of Lender’s rights under, or of any other term or provisions of, the Forbearance Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of Lender.
     19. Waiver and Release of All Claims and Defenses; Communications.
     (a) FCMC and each Borrower, for itself and its respective successors and assigns, agents, employees, officers and directors, hereby forever waive, relinquish, discharge and release all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) Lender, its successors, assigns, directors, officers, shareholders, agents, employees and attorneys, and (ii) all participants in any Commercial Loans or Advances, such participants’ successors, assigns, directors, officers, shareholders, agents, employees and attorneys, (iii) any obligation evidenced by any Credit Agreement, any promissory note, instrument or other Loan Document in connection therewith, and (iv) any Collateral, in each instance, which FCMC or any Borrower, may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by FCMC or any Borrower. “Claims” means all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated of contingent, in contract, tort, at law or in equity, which FCMC, each Borrower or any or them ever had, claimed to have, now has, or shall or may have. The term Claims also includes all causes of action, liabilities and rights arising under or by virtue of any Credit Agreement, promissory note or other document or any transaction entered into in connection therewith. Nothing contained in this Amendment prevents enforcement of this waiver and release.
     (b) Each party to this Amendment acknowledges and agrees that one purpose of this Amendment is to facilitate the resolution of the Identified Forbearance Defaults and the Acknowledged Defaults and that, consistent with such purpose, no part of any oral or written communications between or among any Borrower, FCMC or Lender regarding the transactions contemplated in this Amendment, exclusive of this written Amendment itself (collectively, “Communications”), shall be utilized or deemed to be admissible as evidence in any litigation involving any party to this Amendment. Communications shall be deemed to constitute “compromise negotiations,” and not to constitute evidence that is “discoverable,” as those phrases are used in the Federal Rules of Evidence and any applicable state rules of evidence, and no Communications shall be deemed to constitute evidence that is otherwise admissible for any other purpose.
     (c) The release and communication provisions provided by paragraphs (a) and (b) of this Section, shall survive and continue in full force and effect notwithstanding the occurrence of a Forbearance Default under the terms of this Amendment or the termination of this Amendment.
     20. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default or Forbearance Default (other than the Identified Forbearance Defaults) that exist that exists or may exist under the Forbearance Agreement or other Loan Document.
     21. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     22. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by Lender of a facsimile copy of an executed signature page hereof will constitute receipt by Lender of an executed counterpart of this Amendment.
     23. Costs and Expenses. FCMC and each Borrower agree to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Lender’s counsel with respect thereto.
     24. Further Assurances. FCMC and each Borrower hereby agree to execute and deliver such additional documents, instruments and agreements reasonably requested by Lender as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.
     25. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

     26. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
     27. Patriot Act Notice. Lender hereby notifies FCMC and each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 10756, signed into law October 26, 2001) (the “Act”), it is required to obtain, verify and record information that identifies FCMC and each Borrower, which information includes the name and address of FCMC and each Borrower and other information that will allow Lender to identify FCMC or any Borrower in accordance with the Act.
[Signature Pages Follow.]

          IN WITNESS WHEREOF, the Borrowers, FCMC and Lender have hereunto set their hands as of the date first set forth above.
EACH BORROWER LISTED ON SCHEDULE 1
ATTACHED HERETO:
By: /s/ Alexander Gordon Jardin
Name: Alexander Gordon Jardin
Title: as Chief Executive Officer of, and on
behalf of, each Borrower listed on Schedule
1 attached hereto.
Address for Notices:
101 Hudson St., 25th Floor
Jersey City, N.J. 07302
Fax: 201-604-4400
Attention: General Counsel
With a copy to:
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Fax: 212-715-8346
Attention: J. Michael Mayerfeld
FRANKLIN CREDIT MANAGEMENT CORPORATION
By: /s/ Thomas J. Axon
Name: Thomas J. Axon
Title: President
Address for Notices
Same as above
Signature Page to Joinder and Amendment No. 1 to Forbearance Agreement

THE HUNTINGTON NATIONAL BANK
By: /s/ Alan D. Seitz
Name: Alan D. Seitz
Title: Senior Vice President
Address for Notices:
The Huntington National Bank
41 South High Street
Columbus, Ohio 43215
Attn: Special Assets
Fax: (614) 480-3795
With a copy to:
Porter Wright Morris & Arthur LLP
41 South High Street
Columbus, Ohio 43215
Attn: Jack R. Pigman and Timothy E. Grady
Fax: (614) 227-2100
Signature Page to Joinder and Amendment No. 1 to Forbearance Agreement

SCHEDULE 1
[See Attached]

SCHEDULE 1	Franklin Subsidiaries
FCMC 2000 B CORP.
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2003 J CORP.
FCMC 2003 K CORP.
FCMC 2004 A CORP
FCMC 2004 B CORP.
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.
FCMC 2005 D CORP.
FCMC 2005 E CORP.

SCHEDULE 1	Franklin Subsidiaries
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000C CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.
FLOW 2003 E CORP.
FLOW 2003 F CORP.

SCHEDULE 1	Franklin Subsidiaries
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2003 M CORP.
FLOW 2004 A CORP.
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-70 CORP.
FLOW 99-76 CORP.
FLOW 99-88 CORP.
FLOW 99-92 CORP.
CAL SECOND 49 CORPORATION
CAPE 77 CORP.
COAST 56 CORPORATION
COAST 62 CORPORATION
EMERGE 64 CORPORATION
JACKSON UNION 28 CORPORATION
MORGAN 85 CORP.
PANCAL 93 CORP.
PARK 86 CORP.
PARK 94 CORP.
SHELTON 46 CORPORATION
NEW HAVEN 40 CORPORATION
FIRSTGOLD 69 CORP.
ACCU 95 CORP.
ACCU 99 CORP.
ACREDIT 75 CORP.

SCHEDULE 1	Franklin Subsidiaries
ARK 38 CORPORATION
BEACH FUNDING CORP.
BRANFORD 55 CORPORATION
CAPT 47 CORPORATION
CENTURY 78 CORP.
COAST 74 CORP.
COAST 96 CORP.
DAPT 51 CORPORATION
EMGOLD 67 CORP.
EMOD 65 CORP.
EMSEC 66 CORP.
ERICSSON ASSOCIATES INC.
FIRSTCO 80 CORP.
FORT GRANITE 44 CORPORATION
FREE 73 CORP.
FREE 81 CORP.
GARFIELD 48 CORPORATION
GREEN 89 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
HOME FED 57 CORPORATION
IVY CITY 72 CORP.
JERSEY 45 CORPORATION
KEARNY 39 CORPORATION
KEARNY 61 CORPORATION
MADISON 54 CORPORATION
MASS FED 29 CORPORATION
MODGOLD 68 CORP.
NEW HAVEN 53 CORPORATION
NEW HAVEN 63 CORPORATION
NORTH FORK 41 CORPORATION
NY APT. 33 CORPORATION
PAN CAL 98 CORP.
PANCAL 82 CORP.
PARK 97 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
RAPID POINT 60 CORPORATION
ST. PETE 43 CORPORATION
TAMPA 79 CORP.
VANTAGE 90 CORP.
WELL 84 CORP.
WFB 83 CORP.

SCHEDULE 1	Franklin Subsidiaries
STATES 87 CORP.
FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.
FCMC 2006 K CORP.
FCMC 2006 L CORP.
FCMC 2006 M CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.
FCMC 2007 H CORP.

SCHEDULE 1	Franklin Subsidiaries
FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.
FLOW 2006 F CORP.
FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
FCMC Corporate Refinance
FLOW PURCHASE 98 CORPORATION
TRIBECA LENDING CORP.
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
FORT 100 CORPORATION

SCHEDULE 1	Franklin Subsidiaries
FORT 100 B CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION
TRIBECA FUNDING CORPORATION
EMGOLD 57 CORP.
ISLAND 52 CORPORATION
NEW HAVEN 58 CORPORATION
NORWICH 42 CORPORATION
FLOW 2007 E CORP.

SCHEDULE 11

	2008 Date Due	Franklin Post-Closing Item
1.	April 30	Original stock certificates for each direct and indirect Subsidiary of FCMC with stock powers signed in blank. The following certificates and stock powers are pending:
• Emsec 66 Corp.
• Fort 100 Corporation
• Fort 100 B Corporation
• Six Harrison Corp.
• FCMC Corporate Refinance
• Flow 2007 E Corp.
• Century 78 Corp.
• Flow 2000B Corp.
• Flow 2000C Corp.
• States 87 Corp.
• Rontex Corporation
• Harrison Financial Associates, Inc.
• Hudson Management Corporation
• Tribeca Funding Corporation
• Tribeca LXIV Corp.
• Tribeca LXV Corp.
• Tribeca XVI 2004 Corp.
• Tribeca LI 2005 Corp.

2.	March 31	For each bank where any deposit account is maintained, a fully executed control agreement for each deposit account of Guarantor or any Borrower, and if Guarantor and each Borrower fail to so deliver such control agreements within such time frame, each such Person shall close such deposit accounts and establish replacement accounts at Lender. The following DACA is pending:

a. North Fork Bank

3.	March 31	A thirteen (13) consecutive week statement of Guarantor and its Subsidiaries projecting prospective cash receipts and cash payments, disbursements and advances for the 13 week consecutive period beginning on the first day after such month-end.

4.	March 31	FCMC shall deliver to Lender its financial statements for the fiscal quarter and year-to-date period ending September 30, 2007.

	2008 Date Due	Franklin Post-Closing Item
5.	April 30	Guarantor shall have deposited with Lender a copy of each software program in which Guarantor has an interest and any data which are necessary to conduct all loan servicing activities of Guarantor, except to the extent Guarantor is prohibited by any effective license agreement from so depositing a copy. Further if Guarantor is prohibited by any license agreement from so depositing a copy, Guarantor shall use its best efforts to secure a licensor consent to the pledge of such software in form satisfactory to Lender. Licensor Consents to be obtained with:

• MortgageFlex Systems, Inc.
• Nobel Systems Corporation

6.	April 30	Interest Rate Hedge Agreements with respect to the Advances, in an aggregate notional principal amount of not less than $275,000,000.

7.	June 30	Guarantor, the applicable Borrower or such other Subsidiary owning or having control of any REO Property shall grant to Lender a first Lien Mortgage on such Person’s REO Properties to secure the Advances pursuant to mortgages, deeds of trust or other Loan Documents and other closing conditions or documents as are satisfactory to Lender.